                                                                    Exhibit 24.1

                               VISTEON CORPORATION

                            Certificate of Secretary

     The undersigned, Heidi A. Sepanik, Secretary of VISTEON CORPORATION, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the following resolutions were adopted by unanimous written consent of the Board of Directors of the Company as of March 9, 2006, and that the same are in full force and effect:

     "RESOLVED, that preparation of the Annual Report on Form 10-K of the Company for the year ended December 31, 2005, (the "10-K Report"), including exhibits and other documents, to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, be and hereby is in all respects authorized and approved; that the draft 10-K Report be and hereby is approved in all respects; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, the 10-K Report, and any and all amendments thereto, with such changes therein as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause the 10-K Report and any such amendments, so executed, to be filed with the Commission.

     "RESOLVED, that each officer and director who may be required to sign and execute the 10-K Report or any amendment thereto or document in connection therewith (whether in the name and on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing J. F. Palmer, W. G. Quigley and J. Donofrio, and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity the 10-K Report and any and all amendments thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors who shall have executed such power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person."

     WITNESS my hand as of this 10th day of March, 2006.


                                        /s/ Heidi A. Sepanik
                                        ----------------------------------------
                                        Heidi A. Sepanik
                                        Secretary

(SEAL)

                        POWER OF ATTORNEY WITH RESPECT TO
                          ANNUAL REPORT ON FORM 10-K OF
                             VISTEON CORPORATION FOR
                        THE YEAR ENDED DECEMBER 31, 2005

     Each of the undersigned, a director or officer of VISTEON CORPORATION, appoints each of J. F. Palmer, W. G. Quigley III, and J. Donofrio as his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable VISTEON CORPORATION to comply with the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Annual Report on Form 10-K of VISTEON CORPORATION for the year ended December 31, 2005, and any and all amendments thereto, including, but not limited to, power and authority to sign his or her name (whether on behalf of VISTEON CORPORATION, or as a director or officer of VISTEON CORPORATION, or by attesting the seal of VISTEON CORPORATION, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

     Each of the undersigned has signed his or her name as of the 9th day of February, 2006.


/s/ Michael F. Johnston                 /s/ Charles L. Schaffer
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Michael F. Johnston                     Charles L. Schaffer


/s/ Marla C. Gottschalk                 /s/ James D. Thornton
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Marla C. Gottschalk                     James D. Thornton


/s/ William H. Gray, III                /s/ Kenneth B. Woodrow
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William H. Gray, III                    Kenneth B. Woodrow


/s/ Patricia L. Higgins
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Patricia L. Higgins                     James F. Palmer


/s/ Karl J. Krapek                      /s/ William G. Quigley III
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Karl J. Krapek                          William G. Quigley IIII